UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22016

Alpine Global Premier Properties Fund

(Exact name of registrant as specified in charter)

Alpine Woods Capital Investors, LLC

2500 Westchester Avenue, Suite 215

Purchase, New York, 10577

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel A. Lieber Alpine Woods Capital Investors, LLC 2500 Westchester Avenue, Suite 215 Purchase, New York, 10577	Rose DiMartino Attorney at Law Willkie Farr & Gallagher, LLP 787 7th Avenue, 40th Floor New York, New York 10019

Registrant’s telephone number, including area code: (914) 251-0880

Date of fiscal year end: October 31

Date of reporting period: November 1, 2016 - October 31, 2017

Item 1: Shareholder Report

Alpine

Global Premier Properties Fund

October 31,

2017

Annual Report

Alpine Global Premier Properties Fund (the “Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission (the ’’SEC”) and with approval of its Board of Trustees (the “Board”), has adopted a level distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of the Fund during such year and all of the returns of capital paid by portfolio companies to the Fund during such year. In accordance with its Policy, the Fund distributes a fixed amount per common share, currently $0.05, each month to its common shareholders. This amount is subject to change from time to time in the discretion of the Board. Although the level of distributions is independent of Fund performance, the Fund expects such distributions to correlate with its performance over time. However, there is no assurance that the Fund will be able to do so. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential increases or decreases in the final dividend periods for each year in light of the Fund’s performance for the entire calendar year and to enable the Fund to comply with the distribution requirements imposed by the Internal Revenue Code of 1986, as amended. Over time, the Fund expects that the distribution rate in relation to the Fund’s net asset value (“NAV”) will approximately equal the Fund’s total return in relation to the Fund’s NAV.

The fixed amount of distributions will be reviewed by the Board at regular intervals with consideration of the level of investment income and realized gains. The Board strives to establish a level regular distribution that will meet the Fund’s requirement to pay out all taxable income (including amounts representing return of capital paid by portfolio companies) with a minimum of special distributions. The Fund’s total return in relation to changes in NAV is presented in the financial highlights table. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s level distribution policy. The Board may amend or terminate the level distribution policy without prior notice to Fund shareholders.

Shareholders should note that the Fund’s Policy is subject to change or termination as a result of many factors. The Fund is subject to risks through ownership of its portfolio company holdings including, but not limited to, declines in the value of real estate held by the portfolio company, risks related to general and local economic conditions, and portfolio company losses. Moreover, an economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Fund invests, which in turn could result in the Fund not achieving its investment or distribution objectives thereby jeopardizing the continuance of the Policy. Please refer to the prospectus for a fuller description of the Fund’s risks.

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Alpine View
October 31, 2017

Dear Shareholders:

During the fiscal year ended October 31, 2017, the equity markets finally side-stepped their broad apprehension, which has been a characteristic of market sentiment since the great financial collapse of 2008. As we pointed out in prior reports to shareholders, the market was greatly concerned about either the risks of imminent inflation due to the stimulative effects of loose monetary policy, or alternatively, a deflation drag due to over-capacity and structural imbalances remaining from prior expansions. Following the U.S. Federal Reserve’s (Fed) warning of an imminent transition from quantitative easing (QE) towards normalization back in May of 2013, the capital markets suffered from a ‘taper tantrum’ before assuming an alternating risk-on/risk-off mode that persisted well into 2015. However, in the fourth quarter of 2015, a speculative commodity boom that had become a bust lasting into February of 2016, re-engaged persistent fears of global economic deflation. As it turned out, the economy found its footing and markets recovered through 2016, and ultimately produced double-digit returns this year, as investors have bought equities to capture corporate growth. Strong economic reports have become more consistent and corporate earnings and revenue growth appears more sustainable as we approach 2018.

The equity markets focus this year has been particularly strong for growth stocks, as opposed to value stocks or stocks of stable defensive companies. In particular, the market has been focused on top-line revenue growth and companies with strong profitability. Interestingly, the market has also favored companies with relatively low financial leverage and, thus, a greater margin of safety. Stocks which combined these characteristics performed particularly well. Notably, we appear to be in the midst of a synchronized global economic recovery in which Gross Domestic Product (GDP) has been supported by strong orders for goods and services, witness regional and national purchasing managers’ indices (PMI) and improving employment data. This has given corporations the ability to increase sales volumes, which has historically improved profit margins, and in combination with tightening labor markets, is leading to the first signs of wage growth in select sectors and geographies. Wage growth may lead to increased consumption patterns as growing job confidence and incomes induce people to spend more freely, which in turn can stimulate corporations to increase their capital expenditures for new production facilities and equipment. This, in turn, leads to more jobs and new products for consumers. Since the U.S. accounts for roughly 25% of the global GDP, it is natural for us to lead the rest of the world out of periods of economic doldrums. China is almost 15% of the global GDP and it too has been growing quite strongly, until the past quarter or so when it has shown signs of moderating. That said, the Eurozone, which is slightly larger than China, and Japan, which is roughly half its size, are both picking up the slack, so we expect continued global recovery over the next several quarters at a minimum.

TAX CUTS

An element of uncertainty has been introduced by the U.S. Republican Congress which is planning to put forth an economic stimulative program, packaged as tax reform. This has been cooked up in old school D.C. style, in back rooms with no transparency, nor based on specific intellectual precepts or schools of thought, this grab bag restructuring of the tax code is in some ways progressive, in other ways regressive, both positive and negative, and which will no doubt be beneficial to some and negative for others in our economy. On the surface, it is positive for corporations, many of whom should see lower tax rates and it is intended to stimulate capital investment in the short-term through accelerated depreciation of new investments (as low as one year down from five to twenty!), which offsets taxes. Companies which repatriate capital from overseas will have very low (6-12%) recapture rates if they bring money home (estimates that $1-2 trillion may come back over several years). However, investment in research and development (R&D) for better future products do not receive such benefit. This should be positive for stocks in that it will no doubt lead to more corporate buy-backs and special dividends for shareholders, and we may well see a short-term investment boom over the next 12-18 months. Such a jumpstart would have been useful back in 2009 or 2010 but may create a boom/bust surge in activity which could induce the Fed to rapidly defend against inflation. Of course, we do not know what percentage of the trillions held abroad held by companies such as Apple and Microsoft, among others, will be repatriated nor, the final details of the tax rates. So, we await and hope it will be more rational than feared. Nevertheless, the significance will likely be a short-term stimulus effect, with potential negative implications for the long-term when the payback for these tax cuts could come in the form of deficits which need to be reduced. That said capital markets may take a long-term perspective, pushing interest rates higher to reflect this. Fundamentally, just as the U.S. (and global) economy is getting stronger, we believe it would be better to stimulate future growth by targeting better infrastructure and education and R&D for promising technologies and products, rather than to get a quick boost followed by rapidly rising interest rates.

INTEREST RATES

The Fed has made it clear that they are looking forward to raising interest rates in December 2017 and then again up to four times in 2018. We believe that it may only be two or three increases after the Fed Funds Rate rises from 1.16% today to above 1.25% in December, probably to 1.5% by early Summer 2018, and at least 1.75% by year-end 2018. It should be noted that the Fed’s dot plot has rates rising to over 2% by year end 2018 and over 2.5% by year end 2019. Much depends on the impact of the aforementioned new tax plan and the rate at which other central banks begin to withdraw from quantitative easing. Our concern is that the current ‘Goldilocks’ environment of very low interest rates and moderate economic activity, which has been so beneficial for the stock market, may be upset if interest rates rise more quickly than the Fed has guided and if funds retreat from the capital markets.

Annual Report | October 31, 2017	1

Alpine View (Continued)
October 31, 2017

EQUITIES

In Alpine’s view, the fundamental reason for the growth in stock market performance for the past year lies principally with the growth in corporate earnings. Particular focus on companies growing business sales which can provide double-digit earnings growth has been very appealing at a time when many investment returns, notably interest or rental yields, are producing low single-digit returns. For next year, the equity markets are forecast to grow earnings on the order of 6-12% depending on whether or not there will be a notable tax benefit. This compares with about 8-15% for emerging markets, which have also performed strongly in the past year. So even though stock market multiples appear high by historical standards, we are still enjoying the rare combination of double-digit earnings growth and single-digit interest rates. Thus, dividends could provide an attractive support for equity prices. Our focus will continue to be on what we have in the past called growth values, and on the transformative potential of mispriced stocks.

SECTORS

We believe that certain sectors of the equity market are now more favored than others as the markets rotate more thoroughly towards growth. This could be perceived as a very positive environment for financial stocks which showed a spurt from investor interest at the beginning of the fiscal year and now may find a more sustained interest with a steeper yield curve and continued growing demand for capital. Industrial companies should certainly perform well as general consumption and strengthening business patterns continue. Needless to say, this could be further stimulated by a potentially lower tax regime. Also typical of strengthening economic conditions is demand for both raw materials and processed products ready for production. Admittedly all these groups have already run higher a bit this year, but we think there is potentially more upside from earnings growth. We are generally positive for selected information technology stocks and energy companies which will be asked to fuel the prospective economic recovery. Nevertheless, we think the environment will be mixed for consumer discretionary, healthcare and real estate companies, favoring those with greater sensitivity to economic expansion or highly desired products and services. In general, we are more cautious on consumer staples and utilities which are perceived as defensive.

SENTIMENT

While we continue to favor growth, we believe value will be sustained selectively by merger and acquisition (M&A) activity. Many companies see such M&A opportunities as a short cut through which to expand or reinvigorate their business. Since the current global business cycle may last for another two to even perhaps several more years, we think many companies will focus on strategic realignments in order to achieve longer-term growth. Such mature cycle strategies could become a major factor in driving equity market sentiment over the next year.

While some market participants are concerned that market sentiment might be too buoyant, we just wish to comment on the bitcoin frenzy, which we think represents a true bubble. The introduction of bitcoin trading to futures and derivative markets is perhaps leading some investors to equate it with currencies or commodities. In fact, these exchanges are allowing speculators to buy or sell derivatives based on a synthetic instrument (the bitcoin) which does not have a traditional store of value or represent sovereign strength or wealth as do currencies. Rather, it is simply a potential method of commerce which is benefiting from significant scarcity value. Notably, of the 16 million bitcoin units in existence, estimates that only half are believed to be in active trading accounts so the daily volume traded is not significant. Like prior booms of yesteryear, such as railroads, canals and even dot.com internet stocks, the appeal is in a future potential, which may hold great promise. However, one can only imagine what continued innovation and new competition (other coins or digital measures) and broader access can do to impact what may be more concept than reality.

The reality of the current extended stock market up-cycle is that it is based on rising earnings, which have continued to grow. The long climb to recovery from the losses of 2008, and recently positive returns reflecting the current and prospective growth of corporate earnings appears to be increasingly durable. Indeed, since the S&P 500(r) Index (S&P) peak in October 2007 through, as recently as, May of 2015, the Index had generated a total return of 36.14% or only 4.13% per annum. Since that peak in May of 2015, through the end of October of this year, the S&P has gained almost 21%, or an annualized 8.04%. Note that this last period includes the commodity bust in late 2015 which culminated in the S&P decline of 14% from May of 2015 through mid-February, 2016. Thus, we think the markets have accelerated beyond their prior caution and uncertainty over long term trends.

2018: STILL A BIT UNCLEAR

Despite market enthusiasm at the end of 2017 for a tax policy boost to the economy, no meaningful policies have yet been put in place by the Trump Administration in a manner that has yet had significant economic impact. Certainly, a ‘feel good’ factor over the potential of lessened regulation, lower taxes and potentially increased spending on our infrastructure has been supportive, but not actionable. In fact, it is not clear that the U.S. economy needs this stimulus at this time. The policies do not appear fully thought out, as they are not focused plans with targeted benefits and impact. Rather, we suspect that many decisions are made to accommodate the wishes of select groups or special interests and meet the needs of targeted lawmakers. It seems the “swamp” is as mucky as ever, if not worse.

While the tax stimulus (or so-called “reform”) on top of the growing U.S. economy could provide an extra boost over the next 12-18 months, we are mindful that it could risk bringing a sharper adjustment by the Fed than is currently expected by the capital markets. That could lead to a negative short-term impact on equity prices if pronounced. Frankly, we would view such an event as an opportunity for renewed investments as such dislocations inevitably re-shuffle the deck. In essence, we believe that active management

2

Alpine View (Continued)
October 31, 2017

will continue to be presented with a range of opportunities from market shifts, initial public offerings (IPOs), M&A and the potential for businesses benefitting from longer-term economic growth. For 2017, we benefitted from the dynamics of this unique investment environment and we view 2018 as another year of potential opportunity.

For now, we remain positive on equity markets, cautious on fixed income with a bias towards the short end of the curve and low duration. Our only caveat is that one must be flexible and able to adjust to changes in the economic, political, and increasingly differentiated world.

We appreciate your continued interest in our Funds and your support for our efforts to provide meaningful investment alternatives for you.

Sincerely,

Samuel A. Lieber
President

Past performance is not a guarantee of future results. The specific market, sector or investment conditions that contribute to a Fund’s performance may not be replicated in future periods.

Investing involves risk. Principal loss is possible. Please refer to individual letters for risks specific to that Fund.

This letter and the letter that follows represent the opinions of the Funds’ management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of results, or investment advice.

Duration is a commonly used measure of the potential volatility of the price of a debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Quasar Distributors, LLC provides filing administration for Alpine’s closed-end funds. The Funds are not bought or sold through Quasar Distributors; the Alpine closed-end funds are bought and sold through non-affiliated broker/dealers and trade on nationally recognized stock exchanges.

This is a closed-end fund and does not continuously offer shares.

Annual Report | October 31, 2017	3

Manager Commentary
October 31, 2017

Dear Shareholders:

We present below the 2017 Annual report for the Alpine Global Premier Properties Fund (AWP). For the twelve-month period ended October 31, 2017, the net asset value (NAV) per share was $7.18 versus $6.38 for year-end 2016, which, in combination with the annual distribution of $0.60 per share, produced a total return of 24.34% compared with the total return of the Fund’s primary benchmark, the FTSE EPRA/NAREIT Global Real Estate Index of 9.91% over the same time period. For the same period, AWP’s market price was $6.48 versus $5.28 for the prior period end, which in combination with the $0.60 per share annual distribution produced a total return of 35.59%. The Fund’s shares traded at an average discount to net asset value of 13.1% during the fiscal year.

Market Overview

The period under review kicked off a week before Trump’s unexpected US presidential election victory and ended just days after President Xi Jinping consolidated virtually absolute power in China at the 19th National Congress. Over those twelve months global real estate equity returns experienced respectable returns and exhibited a degree of resilience in the face of a series of geopolitical shocks and the uncertainty of monetary policy from G7 central banks, but nonetheless underperformed very strong global equity markets by a wide margin. The Trump victory immediately galvanized expectations for an expansionary fiscal policy which set off a backing up of global yields as the reflationary impulse drove a reflexive sell off of bond proxies including real estate investment trusts (REITs). The dramatic sell off of the so-called interest rate sensitive sectors proved to be short lived and offered a good opportunity for active managers to accumulate oversold stocks. There were further headwinds on the horizon as the Federal Reserve (Fed) hiked rates at a measured pace and announced its much-anticipated balance sheet unwind, but real estate equities continued to grind out positive returns. Underpinning performance during the period was indeed a reflation trade, but not of the Trump variety as no substantive legislative measures to support the campaign rhetoric have been enacted to date. The reflation came in large part from emerging Asia, driven by resurging cyclical momentum in China and to a lesser degree India-as well as a robust recovery and positive election outcomes across European markets. This rising tide lifted most boats-including real estate-as the improving global economic outlook sparked continued momentum in physical real estate markets. However sentiment for global real estate relative to broader equities was ultimately tempered by sensitivity to shifts in yield curves as well as concerns over the real estate fundamentals, particularly in developed markets, reaching a mature point in the cycle.

At the country level, the US REIT sector as a whole significantly lagged the broad equity market as expectations for interest rate increases continued to present a headwind for the group as the 10-year Treasury yield shifted from 1.83% to 2.38% during the year. Expectations for further Fed tightening and balance sheet unwind presented headwinds and uncertainty with respect to the impact of pending tax reform and further dampened sentiment for the group. As throughout most of the year there was notable dispersion of returns as subsectors exhibiting pricing power, such as industrial and data centers, outperformed those sectors experiencing tenant concerns and pressure on cap rates, such as healthcare and malls. Retail store closings and the so-called “Amazon effect” dominated headlines, which added further pressure to the mall and shopping center stocks.

In Japan, the JREITs were notable underperformers as the pace of net outflows from local investment trusts continued and local banks reversed course and became large net sellers into period end. The Japanese developers saw positive returns but underperformed on a relative basis. Despite healthy fundamentals (vacancy rates in central Tokyo have fallen to 3.17% while office rents in bellwether areas such as Marunochi and Otemachi have seen contract rents tick up for the first time in eight quarters) and reasonable valuations global investors are still on the sidelines in Japan as they wait for the companies to pursue more policies aimed at maximizing shareholder value such as share buybacks.

All European real estate benchmarks saw strong absolute returns but underperformed on a relative basis primarily due to the strength of financials in the broad-based equity indicies. It was a strong year in general for European markets which were bolstered by reduced political risk (which may prove fleeting with the recent tensions in Spain) as well as cyclical improvements in the economic data. Standout performance in Italy, Austria and Spain was modestly offset by relative underperformance in France and Switzerland.

In the UK, real estate securities posted an impressive rally from a low base but nevertheless fell short of the broad index. There are still few signs of stress in the London commercial market yet most UK REITs trade at steep discounts to NAV. Transactions during the year such as the sale of Facebook’s headquarters (Rathbone Square), the sale of the Cheesegrater (the Leadenhall building) and the sale of the Walkie Talkie (20 Fenchurch Street) have been supportive of valuations and have prompted a spate of special dividend payments from the proceeds. Yields appear to have stabilized and occupier demand has underpinned resilient top line rental values, however incentives are increasing while lease durations and break year options are coming in. Investment appetite for UK shopping centers has been far less robust. Brexit risks remain front and center and share volatility could swing based on sentiment toward the negotiations and any news of financial sector tenants shifting personnel out of London.

The Australian real estate market was resilient yet underperformed the broader market as it too was a casualty of the threat of the back up in interest rates. Fundamentals of the office market remain stable, yet Amazon’s entry into the market and a cyclical downshift in consumption has weighed on retail names. The returns in Singapore bear mentioning as real estate developers posted strong performance underpinned by a demand recovery for primary and secondary transactions. Finally, EM real estate saw exceedingly strong overall results driven by a strong China outlook heading into the National Congress, a surging recovery in earnings and a stable USD. All of this despite expectations for further rate hikes from the Fed, fears over protectionist trade policies from the Trump

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Manager Commentary (Continued)
October 31, 2017

administration and geopolitical tensions ramping up in North Korea and the Middle East, among others.

Portfolio Overview

The portfolio’s top ten holdings shifted notably during the period as only five of the ten holdings remained. In aggregate the top ten represented 24.35% of the portfolio versus 25.80% a year ago. The Irish hotel owner/operator Dalata, the UK-based IWG (formerly Regus), the US. office REIT Kilroy, CyrusOne a US data center company and Hispania the Spanish SOCIMI (local REIT) dropped out of the top ten. They were replaced by the Japanese developer Sumitomo Realty, the European mall owner Unibail, a US homebuilder William Lyon Homes, a mortgage REIT Two Harbors and the data center operator QTS Realty Trust.

The Fund’s country allocations adjusted during the period as our assessment of the macroeconomic conditions, stock valuations, investment opportunities and risks evolved. The Fund maintained its underweight in the US but narrowed it considerably, primarily through the addition of select datacenter REITs and homebuilders to the portfolio. The Fund’s next largest exposure is in Japan, where the portfolio pared back its overweight position, focusing on a reassessment of our JREIT exposure. While the economic data out of Japan has not met expectations, we remain encouraged by a modest recovery in real estate fundamentals, potential policy tailwinds and continued strength in the physical property market. The Fund’s third largest allocation was to the UK which, although it was reduced, still managed to stay marginally ahead of the positioning in Ireland, Spain and France.

Other noteworthy adjustments to the portfolio included establishing a position in UK-based real estate service company Purplebricks, as well as increasing exposure to Germany through the purchase of Patrizia and Aroundtown, and to European homebuilders through participation in the IPOs of Neinor and Aedes in Spain, and Glenveagh in Ireland. The purchases were primarily funded by reducing exposure to select J REITs and Chinese residential developers throughout the period.

Broadly speaking the Fund was underweight in emerging markets (EMs), but held overweight positions in selective markets. The most noteworthy shifts were in Mexico, China/Hong Kong, India and specific Association of Southeast Asian Nations (ASEAN) markets. The overweight in Mexico was trimmed due to uncertainty over NAFTA renegotiations, the pending elections and currency weakness. Positions in China/Hong Kong were pared back after strong outperformance and to reflect our tactical caution regarding the Chinese government reining in its aggressive level of policy stimulus after the National Congress. India remains a fundamentally attractive market but the Fund modestly pared back its large overweight after valuations for select names approached fair value and our concerns over the short term impact of demonetization, as well as the implementation of the Goods & Services Tax Law (GST) and Real Estate Regulation Act (RERA). Nonetheless, India continues to present an interesting risk/reward dynamic over a longer term view. The aggressive reform agenda will bear fruit over time and the headwinds facing many of the real estate developers could dissipate in our view as demand recovers and credit becomes more accessible. The issuance of a REIT structure in India is closer to becoming a reality, which could provide much needed capital to de-lever balance sheets and bring greater diversification to the sector as a whole. The allocation across certain ASEAN markets, primarily in Thailand and the Philippines, was reduced due to our assessment of growth prospects and valuation levels. The Fund remains underweight to Hong Kong, Australia and Canada. Finally, the Fund hedged its currency exposure to the yen, euro and pound.

Top Contributors

The top five contributors to the Fund’s absolute returns over the period under discussion were Global Logistic Properties, CyrusOne, Dalata Hotel Group, William Lyons Homes and LGI Homes.

•	Global Logistic Properties (GLP), is a Singapore-based owner, developer and manager of logistics assets in China, Japan, Brazil and the US. The company accepted a buyout bid from a management-led Chinese consortium, which narrowed the discount to NAV significantly.

•	CyrusOne is an owner, developer and operator of data centers located in the US, with a concentration in Texas and Ohio, the UK and Singapore. The data center sub-sector is currently enjoying robust demand trends and the company has an established track record for capturing that growth through development and M&A. Lease up trends continue to track favorably and management recently increased top line and FFO/share guidance.

•	Dalata Hotel Group is an owner/operator of hotels in Ireland and the UK. Management continued to demonstrate its ability to capitalize on opportunities in the severely undersupplied market of Dublin and regional Ireland. Strong operating performance, its large and visible development/extension pipeline and plans for expansion into 20 regional UK markets have led to strong performance of the shares.

•	William Lyons is engaged in the design, construction, marketing and sale of detached and attached single-family homes in the Western US. The builder has achieved above-peer growth as it was able to ramp up deliveries from several larger strategic assets in higher demand and higher priced communities in California, Washington and Oregon, increasing revenues by 26% and expanding gross margins 150 basis points (bps) on a year-over-year basis.

•	LGI Homes designs and builds affordable homes that appeal to entry-level buyers in ten states across the US. The homebuilding sector in the US has enjoyed a solid year of growth, boosted by a growing share of first-time buyers entering the market. LGI’s unique sales and marketing approach has driven above-average absorption levels and its aggressive expansion of its business — coinciding with a strengthening of demand from first-time buyers, has allowed it to achieve year-over-year revenue and home closings growth of 69% and 64%, respectively.

Annual Report | October 31, 2017	5

Manager Commentary (Continued)
October 31, 2017

The top five negative contributors to the Fund’s performance during the fiscal year ended October 31, 2017 were Colony NorthStar, Ichigo, Simon Property Group, GGP and Vesta.

•	Colony NorthStar is a US listed global real estate and investment management firm with REIT status that resulted from a recently-completed merger between Colony Capital, NorthStar Realty and NorthStar Asset Management. Share price weakness after the completion of the merger was due primarily to concerns over integration risk and the potential for short-term deterioration in earnings quality which led to a reduction in management’s 2017 outlook. As the company continues to streamline its portfolio and lower its cost of funding we believe it could lead to renewed earnings growth and support for an attractive dividend.

•	Ichigo, is an asset manager in Japan. The share performance was weak as management conservatively guided in January 2017 for its first profit decline in six years due to temporary delays in asset sales to its JREITs and infrastructure fund. We remain constructive on the name due to its ability to grow its underlying asset management business, attractive valuation and its support of the shares through buybacks and cash dividends.

•	Simon Property Group, a US. REIT, is one of the largest owners and operators of malls and premium outlets globally. On the ground metrics such as sales per square foot, base minimum rents and leasing spreads remain in respectable territory, however a challenging retail environment, viz, increasing level of highly visible retail bankruptcies and conventional wisdom promoting the narrative of the death of brick and mortar retail, has made the entire sector an easy place for investors to avoid.

•	GGP is another US REIT owning and operating malls in the U S. A challenging retail environment, viz, increasing level of highly visible retail bankruptcies and conventional wisdom promoting the narrative of the death of brick and mortar retail, continued to weigh on the shares. Brookfield, which currently owns 34.6% of the company, has recently made an unsolicited offer to take the company private and the negotiations are continuing.

•	Vesta is a developer, owner and operator of industrial assets across Mexico with a tenant focus on aerospace and automotive multinationals. The shares and the peso sold off sharply after the unexpected outcome of the US presidential election but managed to recover during the year. However ongoing NAFTA renegotiations have reignited volatility of the shares.

Outlook

Indicators of growth have gained renewed momentum and appear more broad-based as a cyclical upswing has taken hold across a balanced cross section of sectors of the global economy. Inflation remains anchored for the most part, but a continued rally of commodities could ultimately drive inflation expectations and force the hands of central banks. For the time being, financial conditions continue to be supportive of a robust earnings recovery driving a synchronous move across developed and emerging markets. The prospects for tax cut legislation to pass in the U S could further bolster the growth narrative into 2018. As such increased risk appetite and the resurgence of a reflation trade have extended the current low-volatility regime across asset classes despite ongoing geopolitical hurdles. In general, we continue to feel comfortable with our approach of guarded optimism as signals of a pro-cyclical surge become more pronounced. Signs of momentum in the cyclical recovery, modest inflation and a measured tightening of interest rates have generally been supportive for real estate returns on an historical basis, however, political uncertainties, a flattening yield curve and a maturing cycle keep us vigilant for downside risks.

In the US REIT market, we continue to expect a widening differentiation of operating data between segments but an overall healthy (but peaking) same-store rental outlook supporting net operating income (NOI) growth for the remainder of 2017. While long-end rates have ticked up, intraday spreads between the two-and thirty-year yields fell to levels not seen since before the financial crisis. Thus far early guidance for 2018 has been limited but we would expect the majority of management teams to err on the side of caution. The lingering question of price discovery, ie what is an appropriate cap rate for an A-grade mall given the so-called Amazon effect and mounting capex spend, has been answered as Brookfield proposed to acquire the shares they don’t own in GGP at a 5.9% current/6.2% forward cap rate. The sector received some positive clarification to its tax status with the newly introduced House legislation which as currently written provides for continued allowance of interest expense deduction, use of IRS Section 1031 exchanges and the existing commercial property cost-recovery/depreciation regime. It is still very early stages for the bill, and it’s likely to see multiple revisions before a vote, but for the moment the impact is better than initially expected.

There continue to be encouraging signs of cyclical momentum in European markets and the European Central Bank (ECB) remains supportive, however the recent regional flare up in Spain cannot be ignored. We remain less constructive on the UK market as it faces headwinds from Brexit uncertainty and late cycle fundamentals but further we are finding it increasingly difficult to square the seeming dislocation between overall resilience in NAVs with our assessment of the risk and the operating outlook. It’s true that Savills’ reported the highest quarterly take up on record of West End offices in Q3 2017, but it is less clear to what extent the quality of this letting volume has deteriorated due to rent free periods moving out and lease durations shortening. A recent rate hike by the Bank of England (BoE) (the first in over a decade) could further muddy the waters.

Japanese real estate, including the developers and JREITs, continued to underperform but we have not shied away from our belief that it’s only a matter of time before equity returns reflect underlying fundamentals and robust transaction levels in the physical market. On current valuations it seems markets are still pricing in a deflationary environment for the developers. Bank of Japan (BoJ) policy and Abenomics have provided a significant tailwind for so-called Japan Inc. but we have yet to see this passed through materially to wage increases, capex plans or shareholder returns. Abe’s recent election success could mark an inflection point as it

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Manager Commentary (Continued)
October 31, 2017

might embolden him to pressure corporations with carrots: tax breaks for capital spending and boosting wages-and/or sticks: taxes on retained earnings.

Emerging markets (EMs) continue to exhibit a strong recovery in earnings as a clear recovery in domestic demand and a stabilization of trade and commodity prices have provided a tailwind. Inflation across EMs is touching its lowest level since the global financial crisis which should provide some flexibility for policymakers to maintain accommodative rate regimes. One needs to look no further than Brazil, which has shaved 650bps off of the Sistema Especial de Liquidacao e Custodia (SELIC) since October 2016 while its inflation gauge (IPCA-15 Index) hit a low of 2.56% on September 30, 2017, down from a high of 10.84% registered in February 2016. The next leg of the recovery could be driven by the efficacy of reform agendas, whether it is pension reform in Brazil, tax reform in the Philippines or the ongoing reforms in China. If there are clouds on the horizon they could come from the election calendar for the remainder of the year and through 2018 including in South Africa, Mexico, Brazil and Thailand.

For the time being China remains the bellwether for the direction of EMs. The government’s intervention leading up to the National Congress meetings bolstered cyclical momentum in its economy, providing much of the heavy lifting for the global reflation trade YTD 2017. Now that Xi has consolidated power markets expect tempered growth for the remainder of the year as the push for reforms take center stage anew. We remain firmly of the view that slowdowns in China are based on policy shifts not sharp decelerations in demand. Periodic volatility in the growth, foreign exchange and geopolitical outlooks for China could reverberate through global markets and remain a critical driver of macro instability, particularly with respect to EMs. Now that the National Congress is behind us we reiterate our cautiously optimistic view that China can avoid any so-called “hard landing” in its economy through a mix of political reforms as well as monetary and fiscal measures.

It’s now been more than four years since the taper tantrum and almost a decade since quantitative easing (QE) was first introduced and yet central bankers are still top of mind for most investors. Financial conditions remain easy, yield curves are flattening, credit spreads are tight and the US dollar is range bound. Despite our belief that global monetary policy could remain accommodative over the medium term there are early signs that we could be nearing an inflection point for the QE regimes of G7 central banks as investors begin to contend with the implications of unwinding monetary stimulus. Of particular concern is the potential trade off of the Fed’s approach to tightening, whether through further rate hikes or through shrinking its balance sheet. As the details unfold they will be of critical importance for investors primarily because each channel could have distinct and quite varied cross asset implications-perhaps most importantly through the impact on currencies and any spillover from such a potential shock. Inflation, or the lack thereof, should hold the key to the velocity and slope of shifts in the yield curve. The recent appointment of Jay Powell to replace Yellen in 2018 should preserve continuity at the Fed, at least over the near term, but it remains to be seen to what extent the structural impact of a lower

“normal” neutral rate is going to influence return expectations over the longer term.

With respect to the other major central banks, the Bank of Japan (BoJ) is expected to stay the course in its battle against deflation and to augment its current approach with further fiscal initiatives. Current market talk is rife with uneasiness regarding the European Central Bank (ECB) reducing its monthly asset purchases into 2018 and what this policy shift could ultimately mean for bond yields, especially in Spain and Italy. Given the cyclical improvement in Europe and that the ECB’s balance sheet is currently larger in aggregate than the Fed’s it stands to reason that markets would be sensitive to the ECB tapering its bond purchases in the medium term. However, inflation remains well below target in the Eurozone and it is our view that the ECB would not want to undermine a recovery at this time, especially given that the spillover effects of any Fed tightening remain unknown.

In our view the geopolitical landscape represents one of the most significant pressures to our outlook as equity markets have become increasingly more phlegmatic about political risks over time. The nuclear aspirations of North Korea and tensions in the Middle East (most recently in Saudi Arabia) could pose challenges to the outlook for continued recovery. In the UK and Europe uncertainty over the direction of Brexit could add to volatility in asset markets. Coalition building in Germany and pending Italian elections could present further challenges for the Eurozone outlook while the recent uprising in Catalonia has the potential to ripple through like-minded regions across Europe and undermine the cohesion of the EU. And finally perhaps the biggest wild card in the outlook is that after nine months of a new US administration there are more questions than answers surrounding the role and vision that the US will adhere to going forward.

In the current environment, differentiation remains a guiding investment principle and underscores the importance of allocating capital to those companies which embody best in class management teams, strong operating platforms with diverse value creation opportunities, balance sheet discipline and the ability to drive dividend growth over time. Markets have exhibited a wide dispersion of returns by sector and geography, making this an attractive environment for active management. Alpine believes it is essential to maintain a diversified portfolio in terms of geography, asset mix and income distribution potential.

Thank you for your continued interest and support.

Sincerely,

Samuel A. Lieber
Joel E.D. Wells
Bruce Ebnother

Portfolio Managers

Past performance is not a guarantee of future results.

Diversification does not guarantee a profit or protect from loss in a declining market.

Annual Report | October 31, 2017	7

Manager Commentary (Continued)
October 31, 2017

Please refer to the Schedule of Portfolio Investments for fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security.

The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

The Fund’s monthly distributions may consist of net investment income, net realized capital gains and/or a return of capital. If a distribution includes anything other than net investment income, the Fund will provide a notice of the best estimate of its distribution sources when distributed, which will be posted on the Fund’s website; www.alpinefunds.com, or can be obtained by calling 1-800-617-7616 For fiscal annual period ended October 31, 2017, the Alpine Global Premier Properties Fund did not pay any distributions through a return of capital. A return of capital distribution does not necessarily reflect the Fund’s performance and should not be confused with “yield” or “income.” Final determination of the federal income tax characteristics of distributions paid during the calendar year will be provided on U.S. Form 1099-DIV, which will be mailed to shareholders. Please consult your tax advisor for further information.

The Fund may invest in equity-linked securities and various other derivative instruments, which can be illiquid and which may disproportionately increase losses, and have a potentially large impact on Fund performance.

Fund investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following in alphabetical order:

Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders’ claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

Foreign and Emerging Market Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund. The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

8

Manager Commentary (Continued)
October 31, 2017

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs and secondary offerings on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. The Fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the Fund’s assets.

Liquidity Risk – Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid securities may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro Capitalization Company Risk – Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small or medium capitalization companies.

Real Estate Investment Trusts (“REITs”) Risk – REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Real Estate Securities Risk – Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

The following are definitions of some of the terms used in this report:

Basis Point is a value equaling one one-hundredth of a percent (1/100 of 1%).

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Capital Expenditure (capex) is funds used by a company to acquire, maintain and upgrade physical assets.

Capitalization rate (or “cap rate”) is the ratio between the net operating income produced by an asset and its capital cost (the original price paid to buy the asset) or alternatively its current market value.

FTSE EPRA/NAREIT® Developed Index is an unmanaged index designed to track the performance of publicly traded real estate companies, defined as the ownership, trading and development of income-producing real estate, in developed markets worldwide.

FTSE EPRA/NAREIT Global Real Estate Index is a total return index that is designed to represent general trends in eligible real estate equities worldwide.

FTSE The funds or securities referred to herein are not sponsored, endorsed, or promoted by the index providers, and the index providers bear no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship the index providers have with the licensee and any related funds.

Annual Report | October 31, 2017	9

Manager Commentary (Continued)
October 31, 2017

Funds from Operations (FFO) refers to the figure used by REITs to define cash flow from their operations.

MSCI REIT Index is a total return index comprising the most actively traded real estate i Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

Net Operating Income is a calculation used to analyze real estate investments that generate income.

Real Estate Investment Trust (REIT) is a security that trades like a stock on the major exchanges and invests in real estate directly, either through properties or mortgages. REITs receive special tax considerations and typically offer investors high yields, as well as a highly liquid method of investing in real estate.

Sistema Especial de Liquidacao e Custodia (SELIC) is the Brazilian Central Bank’s system for performing open market operations in execution of monetary policy.

Yield Curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates.

An investor cannot invest directly in an index.

This is a closed-end fund and does not continuously offer shares.

10

Manager Commentary (Continued)
October 31, 2017

PERFORMANCE(1) As of October 31, 2017 (Unaudited)
	Ending Value					Since
	as of 10/31/17	1 Year	3 Years	5 Years	10 Years	Inception(2)
Alpine Global Premier Properties Fund | NAV (3)	$7.18	24.34%	7.35%	7.98%	1.31%	1.08%
Alpine Global Premier Properties Fund | Market Price	$6.48	35.59%	8.26%	7.00%	1.67%	-0.36%
FTSE EPRA/NAREIT Global Index		9.91%	5.04%	7.30%	2.06%	1.97%
MSCI US REIT Index		5.56%	5.89%	9.54%	5.56%	4.43%

(1)	Performance information calculated assuming reinvestment of dividends and distributions including returns of capital, if any.
(2)	Commenced operations on April 26, 2007. IPO price of $20 used in calculating performance information for the market price.
(3)	Performance at NAV includes fees and expenses.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Call 1(800)617.7616 or visit www.alpinefunds.com for current month-end performance.

FTSE EPRA/NAREIT Global Index is a total return index that is designed to represent general trends in eligible real estate equities worldwide.

MSCI US REIT Index is a gross, total return, free float-adjusted market capitalization index that is comprised of equity REITs. The index is based on MSCI USA Investable Market Index (IMI) its parent index which captures large, mid and small caps securities. With 144 constituents, it represents about 99% of the US REIT universe and securities are classified in the REIT sector according to the Global Industry Classification Standard (GICS®). It however excludes mortgage REIT and selected specialized REITs. This index reinvests as much as possible of a company’s dividend distributions. The reinvested amount is equal to the total dividend amount distributed to persons residing in the country of the dividend-paying company. Gross total return indexes do not, however, include any tax credits. (Source: MSCI.) MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

PORTFOLIO DISTRIBUTIONS* (Unaudited)

TOP 10 HOLDINGS* (unaudited)
Colony NorthStar, Inc.-Class A	3.89%	United States
Sumitomo Realty & Development Co., Ltd.	3.24%	Japan
Starwood Property Trust, Inc.	2.63%	United States
Equinix, Inc.	2.27%	United States
ADO Properties SA	2.26%	Germany
Simon Property Group, Inc.	2.22%	United States
Unibail-Rodamco SE	2.04%	France
William Lyon Homes-Class A	2.00%	United States
Two Harbors Investment Corp.	1.91%	United States
QTS Realty Trust, Inc.-Class A	1.89%	United States
Top 10 Holdings	24.35%

TOP 5 COUNTRIES* (unaudited)
United States	37.5%
Japan	13.0%
Germany	7.1%
Spain	6.1%
France	6.1%

*	Portfolio Distributions percentages are based on total investments. The Top 10 Holdings and Top 5 Countries do not include short-term investments and percentages are based on total net assets. Portfolio holdings and sector distributions are as of 10/31/17 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Annual Report | October 31, 2017	11

Manager Commentary (Continued)
October 31, 2017

REGIONAL ALLOCATION** As of October 31, 2017 (Unaudited)

**	As a percentage of total investments, excluding any short-term investments.

NAV AND MARKET PRICE As of October 31, 2017 (Unaudited)

12

Schedule of Portfolio Investments
October 31, 2017

	Security
Shares	Description	Value

COMMON STOCKS-90.2%

ASIA-18.9%
China-1.9%
438,840	CapitaLand Retail China Trust	$534,425
500,000	China Resources Land, Ltd.	1,490,117
2,200,000	China State Construction International Holdings, Ltd.	3,090,727
1,800,000	China Vanke Co., Ltd.-Class H	6,402,697
		11,517,966
India-3.0%
4,163,536	DB Realty, Ltd. (a)	2,426,593
1,946,423	Prestige Estates Projects, Ltd.	9,219,562
787,492	The Phoenix Mills, Ltd.	6,418,234
		18,064,389
Japan-13.0%
1,000,309	Hulic Co., Ltd.	10,248,978
1,000	Hulic REIT, Inc.	1,393,958
2,819,999	Ichigo, Inc.	9,970,007
12,662	Invincible Investment Corp.	5,133,619
2,000	Japan Hotel REIT Investment Corp.	1,320,962
500,621	Mitsui Fudosan Co., Ltd.	11,561,767
225,000	Open House Co., Ltd.	8,627,589
216,372	Resorttrust, Inc.	4,234,006
300,000	Seibu Holdings, Inc.	5,326,943
600,000	Sumitomo Realty & Development Co., Ltd.	19,867,200
342,000	Tokyu Fudosan Holdings Corp.	2,225,760
		79,910,789
United Arab Emirates-1.0%
2,800,000	Emaar Properties PJSC	6,320,232

TOTAL ASIA (Cost $116,670,415)		115,813,376

AUSTRALIA-1.0%
Australia-1.0%
1,000,000	Goodman Group	6,398,325

TOTAL AUSTRALIA (Cost $6,391,745)		6,398,325
	Security
Shares	Description	Value

EUROPE-28.3%
Belgium-0.6%
58,333	VGP NV (a)	$3,886,013

France-6.1%
210,222	Accor SA	10,489,306
50,000	Carmila SA	1,384,715
30,993	Kaufman & Broad SA	1,369,355
219,474	Klepierre SA	8,729,312
48,000	Nexity SA (a)	2,949,399
50,000	Unibail-Rodamco SE	12,513,396
		37,435,483
Germany-7.1%
281,160	ADO Properties SA (b)	13,824,159
1,463,317	Aroundtown SA	10,278,401
979,000	Dream Global Real Estate Investment Trust	8,461,243
217,993	NorthStar Realty Europe Corp.	2,936,366
113,204	PATRIZIA Immobilien AG (a)	2,388,086
237,945	TLG Immobilien AG	5,507,370
		43,395,625
Ireland-4.0%
757,380	Dalata Hotel Group PLC (a)	4,719,951
4,800,000	Glenveagh Properties PLC (a)(b)	6,290,187
3,755,442	Green REIT PLC	6,605,532
4,057,500	Hibernia REIT PLC	6,971,406
		24,587,076
Italy-0.9%
525,028	COIMA RES SpA (b)	5,290,155
Netherlands-1.2%
58,855	InterXion Holding NV (a)	3,142,269
90,000	Wereldhave NV	4,090,194
		7,232,463
Norway-0.2%
75,000	Olav Thon Eiendomsselskap ASA	1,482,921
Spain-6.1%
319,770	Aedas Homes SAU (a)(b)	11,174,518
374,174	Hispania Activos Inmobiliarios Socimi SA	6,452,854
563,045	Lar Espana Real Estate Socimi SA	5,524,987
525,000	Merlin Properties Socimi SA	6,928,816
361,756	Neinor Homes SA (a)(b)	7,435,449
		37,516,624

The accompanying notes are an integral part of these financial statements.

Annual Report | October 31, 2017	13

Schedule of Portfolio Investments (Continued)
October 31, 2017

	Security
Shares	Description	Value

COMMON STOCKS (continued)
United Kingdom-2.1%
1,400,000	Countryside Properties PLC (b)	$6,608,343
33,635	IWG PLC	96,224
798,536	LondonMetric Property PLC	1,870,856
893,610	Purplebricks Group PLC (a)	4,317,160
		12,892,583

TOTAL EUROPE (Cost $145,570,168)		173,718,943

NORTH & SOUTH AMERICA-42.0%
Brazil-0.8%
440,310	Cyrela Commercial Properties SA Empreendimentos e Participacoes	1,016,887
15,000	Cyrela Commercial Properties SA Empreendimentos e Participacoes-ADR (b)	133,157
1,329,807	Direcional Engenharia SA (a)	2,378,067
108,240	Sao Carlos Empreendimentos e Participacoes SA	1,350,642
		4,878,753
Chile-1.1%
2,255,723	Parque Arauco SA	6,517,833
Mexico-2.7%
5,326,924	Concentradora Fibra Hotelera Mexicana SA de CV (b)	3,562,073
2,507,723	Corp. Inmobiliaria Vesta SAB de CV	3,100,032
8,045,154	Grupo GICSA SA de CV (a)	4,867,776
3,191,232	PLA Administradora Industrial S de RL de CV (a)	4,890,445
		16,420,326
	Security
Shares	Description	Value

United States-37.4%
250,000	Altisource Residential Corp.	$2,667,500
200,000	Arbor Realty Trust, Inc.	1,654,000
35,000	Boston Properties, Inc.	4,241,300
150,000	Brookdale Senior Living, Inc. (a)	1,504,500
33,000	Camden Property Trust	3,010,920
300,000	CBL & Associates Properties, Inc.	2,352,000
285,549	Century Communities, Inc. (a)	8,152,424
1,941,454	Colony NorthStar, Inc.-Class A	23,841,055
30,000	CoreSite Realty Corp.	3,322,500
110,000	CyrusOne, Inc.	6,752,900
30,000	Equinix, Inc.	13,905,000
304,639	Extended Stay America, Inc.	6,037,945
575,000	Five Point Holdings LLC-Class A (a)	7,388,750
550,000	GGP, Inc.	10,703,000
46,364	Hilton Worldwide Holdings, Inc.	3,351,190
5,209	Jones Lang LaSalle, Inc.	674,513
45,000	Kilroy Realty Corp.	3,205,350
150,000	Lennar Corp.-Class A	8,350,500
54,707	LGI Homes, Inc. (a)	3,300,473
326,196	NRG Yield, Inc.-Class A	5,985,697
100,000	NRG Yield, Inc.-Class C	1,860,000
2,885	NVR, Inc. (a)	9,466,752
51,739	Park Hotels & Resorts, Inc.	1,489,566
150,000	Pattern Energy Group, Inc.	3,460,500
200,000	PulteGroup, Inc.	6,046,000
200,000	QTS Realty Trust, Inc.-Class A	11,570,000
87,665	Simon Property Group, Inc.	13,617,005
15,000	SL Green Realty Corp.	1,435,200
750,944	Starwood Property Trust, Inc.	16,152,805
225,000	Taylor Morrison Home Corp.-Class A (a)	5,433,750
482,411	TerraForm Power, Inc.-Class A	6,478,780
30,000	The Howard Hughes Corp. (a)	3,828,900
1,196,931	Two Harbors Investment Corp.	11,729,924
300,000	VEREIT, Inc.	2,367,000
250,000	Washington Prime Group, Inc.	1,957,500
441,771	William Lyon Homes-Class A (a)	12,259,145
		229,554,344

TOTAL NORTH & SOUTH AMERICA (Cost $258,448,492)		257,371,256

The accompanying notes are an integral part of these financial statements.

Schedule of Portfolio Investments (Continued)
October 31, 2017

	Security
Shares	Description	Value

TOTAL COMMON STOCKS (Cost $527,080,820)		$553,301,900

TOTAL INVESTMENTS (Cost $527,080,820) (c) - 90.2%		553,301,900

OTHER ASSETS IN EXCESS OF LIABILITIES—9.8%		59,826,820

TOTAL NET ASSETS 100.0%		$613,128,720

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 8.9% of the Fund’s net assets.
(c)	See Note 7 for the cost of investments for federal tax purposes.

Common Abbreviations

ADR - American Depositary Receipt

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

ASA - Allmennaksjeselskap is the Norwegian term for a public limited company.

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PJSC - Public Joint Stock Company

PLC - Public Limited Company

REIT - Real Estate Investment Trust

S de RL de CV - Socieded de Responsabilidad Limitada de Capital Variable is the Spanish equivalent to Limited Liability Company.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SA de CV - Sociedad Anonima de Capital Variable is the Spanish equivalent to Variable Capital Company.

SAB de CV - Sociedad Anonima Bursátil de Capital Variable is the Spanish equivalent to Variable Capital Company.

SAU - Sociedad Anonima Unipersonal

SE - SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.

SpA - Societa’ Per Azioni is an Italian shared company.

Forward Currency Contracts

The following forward currency contracts were held as of October 31, 2017:

						Unrealized
		Settlement	Currency	Settlement	Current	Appreciation/
Description	Counterparty	Date	Sold	Value	Value	(Depreciation)
Contracts Sold:
Euro	State Street Bank and Trust Company	12/07/17	15,000,000 EUR	$17,085,120	$17,505,271	$(420,151)
British Pound	State Street Bank and Trust Company	12/07/17	15,000,000 GBP	19,465,500	19,941,960	(476,460)
Japanese Yen	State Street Bank and Trust Company	12/07/17	2,000,000,000 JPY	18,435,813	17,615,754	820,059
						$(76,552)

The accompanying notes are an integral part of these financial statements.

Annual Report | October 31, 2017	15

Statement of Assets and Liabilities
October 31, 2017

ASSETS:

Investments, at value(1)	$553,301,900
Cash	173,545,398
Receivable from investment securities sold	35,243,566
Dividends receivable	318,234
Tax reclaim receivable	128,876
Unrealized appreciation on forward currency contracts	820,059
Prepaid expenses and other assets	58,885
Total assets	763,416,918

LIABILITIES:

Payable for investment securities purchased	147,682,505
Payable to custodian	855,203
Unrealized depreciation on forward currency contracts	896,611
Accrued expenses and other liabilities:
Investment advisory fees (Note 4)	533,255
Trustee fees (Note 4)	13,089
Administration fees (Note 4)	41,466
Compliance fees	23,597
Other	242,472
Total liabilities	150,288,198
Net Assets	$613,128,720

NET ASSETS REPRESENTED BY:

Paid-in-capital	$696,633,536
Distributions in excess of net investment income	(7,833,737)
Accumulated net realized loss from investments and foreign currency transactions	(101,775,523)
Net unrealized appreciation/(depreciation) on:
Investments	26,221,080
Foreign currency translations	(40,084)
Forward currency contracts	(76,552)
Net Assets	$613,128,720
Net asset value
Net assets	$613,128,720
Shares of beneficial interest issued and outstanding	85,407,951
Net asset value per share	$7.18
(1) Total cost of investments	$527,080,820

The accompanying notes are an integral part of these financial statements.

Statement of Operations
For the Year Ended October 31, 2017

INVESTMENT INCOME:

Dividend income	$17,058,860
Less: Foreign taxes withheld	(717,508)
Interest and other income (Note 9)	101,583
Total investment income	16,442,935

EXPENSES:

Investment advisory fee (Note 4)	6,042,750
Interest on loan (Note 8)	453,947
Administration fee (Note 4)	130,835
Printing and mailing fees	111,166
NYSE fees	107,624
Audit and tax fees	89,199
Legal fees	70,254
Trustee fees (Note 4)	53,344
Accounting and custody fees	53,170
Insurance fees	30,447
Compliance fees	23,597
Other fees	247,379
Total expenses	7,413,712
Net investment income	9,029,223

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND FORWARD CURRENCY CONTRACTS:

Net realized gain from:
Investments	88,392,349
Foreign currency transactions	16,520
Forward currency contracts	5,916,347
Net realized gain from investments, foreign currency and forward currency contracts	94,325,216
Change in net unrealized appreciation/(depreciation) on:
Investments	19,980,006
Foreign currency translations	(7,813)
Forward currency contracts	(3,743,530)
Change in net unrealized appreciation on investments, foreign currency and forward currency contracts	16,228,663
Net gain on investments, foreign currency and forward currency contracts	110,553,879
Increase in net assets from operations	$119,583,102

The accompanying notes are an integral part of these financial statements.

Annual Report | October 31, 2017	17

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	October 31, 2017	October 31, 2016
OPERATIONS:

Net investment income	$9,029,223	$14,844,500
Net realized gain (loss) from:
Investments	88,392,349	24,157,271
Foreign currency transactions	16,520	(180,490)
Forward currency contracts	5,916,347	(4,435,162)
Change in net unrealized appreciation/(depreciation) on:
Investments	19,980,006	(61,776,356)
Foreign currency translations	(7,813)	(16,589)
Forward currency contracts	(3,743,530)	3,717,946
Increase (decrease) in net assets from operations	119,583,102	(23,688,880)

DISTRIBUTIONS TO COMMON SHAREHOLDERS (NOTE 5):

From net investment income	(51,244,771)	(30,878,905)
From tax return of capital	—	(20,365,866)
Decrease in net assets from distributions to shareholders	(51,244,771)	(51,244,771)
Net increase (decrease) in net assets	68,338,331	(74,933,651)
Net Assets:
Beginning of year	544,790,389	619,724,040
End of year*	$613,128,720	$544,790,389

CAPITAL SHARE TRANSACTIONS:

Common shares outstanding – beginning of year	85,407,951	85,407,951
Common shares outstanding – end of year	85,407,951	85,407,951

* Including distributions in excess of net investment income of:	$(7,833,737)	$(11,507,296)

The accompanying notes are an integral part of these financial statements.

Financial Highlights
(For a share outstanding throughout each year)

	Years Ended October 31,
	2017	2016	2015†	2014†	2013†
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value per share, beginning of year	$6.38	$7.26	$7.82	$8.17	$7.75
Income from investment operations:
Net investment income	0.11	0.17	0.14	0.22	0.34
Net realized and unrealized gain (loss)	1.29	(0.45)	(0.11)	0.03	0.68
Total from investment operations	1.40	(0.28)	0.03	0.25	1.02

LESS DISTRIBUTIONS:

Net investment income	(0.60)	(0.36)	(0.53)	(0.32)	(0.45)
Tax return of capital	—	(0.24)	(0.07)	(0.28)	(0.15)
Total distributions	(0.60)	(0.60)	(0.60)	(0.60)	(0.60)
Anti-Dilutive effect of share repurchase program	—	—	0.01	—	—
Net asset value per share, end of year	$7.18	$6.38	$7.26	$7.82	$8.17
Per share market value, end of year	$6.48	$5.28	$6.14	$6.88	$7.47

Total return based on:
Net Asset Value(a)	24.34%	(2.18)%	1.71%	4.06%	14.04%
Market Value(a)	35.59%	(4.28)%	(2.23)%	0.13%	10.40%

RATIOS/SUPPLEMENTAL DATA:

Net Assets at end of year (000)	$613,129	$544,790	$619,724	$672,125	$702,414
Ratio of total expenses to average net assets(b)	1.28%	1.33%	1.28%	1.29%	1.33%
Ratio of net investment income to average net assets	1.56%	2.61%	1.86%	2.75%	4.11%
Portfolio turnover	61%	40%	41%	58%	49%

Borrowing at End of year
Aggregate Amount Outstanding (000)	N/A	$12,602	$53,158	$15,216	$38,542
Asset Coverage Per $1,000 (000)	N/A	$44,230	$12,658	$45,171	$19,224

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions paid directly by the Fund’s common shareholders. Past performance is not a guarantee of future results.
(b)	Ratio of total expenses to average net assets excluding interest expense was 1.20%, 1.24%, 1.22%, 1.23% and 1.26% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.

The accompanying notes are an integral part of these financial statements.

Annual Report | October 31, 2017	19

Notes to Financial Statements
October 31, 2017

1. Organization:

Alpine Global Premier Properties Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on February 13, 2007, and had no operating history prior to April 26, 2007. The Board of Trustees (the “Board”) authorized an unlimited number of shares with no par value. The Fund’s primary investment objective is capital appreciation. The Fund’s secondary investment objective is high current income.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic (“ASC”) 946 Financial Services - Investment Companies.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

A. Valuation of Securities:

The net asset value (“NAV”) of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. NAV is determined each day the New York Stock Exchange (“NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern Time). In computing NAV, portfolio securities of the Fund are valued at their current fair values determined on the basis of market quotations or if market quotations are not readily available or determined to be unreliable, through procedures and/or guidelines established by the Board. In computing the Fund’s NAV, equity securities that are traded on a securities exchange in the United States, except for those listed on NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market exchanges (collectively, “NASDAQ”) and option securities are valued at the last reported sale price as of the time of valuation. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Prices (“NOCP”). If, on a particular day, an exchange traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity-linked structured notes are valued by referencing the last reported sale or settlement price of the underlying security on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the underlying security’s trading currency to the equity-linked structured note’s settlement currency. Each option security traded on a securities exchange in the United States is valued at the last current reported sales price as of the time of valuation if the last current reported sales price falls within the consolidated bid/ask quote. If the last current reported sale price does not fall within the consolidated bid/ask quote, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Forward currency contracts are valued based on third-party vendor quotations. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System is valued at the NOCP, as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty of the option, or if the counterparty’s price is not readily available, then by using the Black-Scholes method. Debt and short-term securities are valued based on an evaluated bid price as furnished by pricing services approved by the Board, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board. The Fund may also use fair value pricing, if the value of a security it holds is, pursuant to the Board guidelines, materially affected by events occurring before the Fund’s NAV is calculated but after the close of the primary market or market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or

20

Notes to Financial Statements (Continued)
October 31, 2017

appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. The Board has approved the use of a third-party pricing vendor’s proprietary fair value pricing model to assist in determining current valuation for foreign equities and over-the-counter derivatives traded in markets that close prior to the NYSE. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund’s NAV may differ from quoted or official closing prices. The Fund may also fair value a security if the Fund or Adviser believes that the market price is stale. Other types of securities that the Fund may hold for which fair value pricing might be required include illiquid securities including restricted securities and private placements for which there is no public market.

For securities valued by the Fund, valuation techniques are used to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The Board of Trustees adopted procedures which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Fund’s pricing service does not provide a valuation or provides a valuation that in the judgment of the Adviser does not represent fair value. The Board of Trustees has established a Valuation Committee which is responsible for: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, reviewing and approving the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the Board of Trustees.

Fair Value Measurement:

In accordance with FASB ASC 820, “Fair Value Measurement” (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities’ own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1 -	Unadjusted quoted prices in active markets for identical investments.

Level 2 -	Other significant observable inputs (including quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, etc.).

Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under ASC 820.

Annual Report | October 31, 2017	21

Notes to Financial Statements (Continued)
October 31, 2017

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2017:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total Value
Common Stocks	$553,301,900	$—	$—	$553,301,900
Total	$553,301,900	$—	$—	$553,301,900

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total Value
Assets
Forward Currency Contracts	$—	$820,059	$—	$820,059
Liabilities
Forward Currency Contracts	—	(896,611)	—	(896,611)
Total	$—	$(76,552)	$—	$(76,552)

*    For detailed industry descriptions, see accompanying Schedule of Portfolio Investments.

B. Security Transactions and Investment Income:

Security transactions are accounted for on a trade date basis. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

C. Federal and Other Income Taxes:

It is the Fund’s policy to comply with the Federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies and to timely distribute all of its investment company taxable income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no Federal income tax provision is required. Capital gains realized on some foreign securities are subject to foreign taxes. Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such capital gains and withholding taxes, which are accrued as applicable, may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake procedural steps to claim the benefits of such treaties. Where available, the Fund will file refund claims for foreign taxes withheld.

FASB (ASC 740-10) “Income Taxes” - overall sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. As of October 31, 2017, open Federal and New York tax years include the tax years ended October 31, 2014 through 2017. Also, the Fund has recognized no interest and penalties related to uncertain tax benefits. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable. Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. As of October 31, 2017, there were no outstanding balances of accrued capital gains taxes for the Fund.

D. Distributions to Shareholders:

On July 5, 2011, the Fund, acting in accordance with an exemptive order received from the SEC and with approval of the Board, adopted a level distribution policy under which the Fund intends to make regular monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. With this policy, the Fund can include long-term capital gains in its distribution as frequently as twelve times a year. The Board views approval of this policy as a potential means of further supporting the market price of the Fund through the payment of a steady and predictable level of cash distributions to shareholders.

The level distribution rate may be modified or eliminated by the Board from time to time. If a monthly distribution exceeds the Fund’s monthly estimated investment company taxable income (which may include net short-term capital gain) and net tax exempt income, the excess could result in a tax-free return of capital distribution from the Fund’s assets. The determination of a tax-free return of capital is

22

Notes to Financial Statements (Continued)
October 31, 2017

made on an annual basis as further described below. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax exempt income undistributed during the year, as well as all net capital gains, if any, realized during the year. If the total distributions made in any fiscal year exceed annual investment company taxable income, net tax exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the accumulated investment company taxable income, net tax-exempt income and net capital gain would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). Distributions to shareholders are recorded by the Fund on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

The current monthly distribution rate is $0.05 per share. The Board continues to evaluate its monthly distribution policy in the light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

E. Foreign Currency Translation Transactions:

The Fund may invest in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. The Fund does not isolate the portion of each portfolio invested in foreign securities of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market process. Such fluctuations are included with net realized and unrealized gain or loss from investments. Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates. The books and records of the Fund are maintained in U.S. dollars. Non-U.S. dollar-denominated amounts are translated into U.S. dollars as follows, with the resultant translation gains and losses recorded in the Statement of Operations:

i)	fair value of investment securities and other assets and liabilities at the exchange rate on the valuation date.

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

F. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

G. Equity-Linked Structured Notes:

The Fund may invest in equity-linked structured notes. Equity-linked structured notes are securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. The Fund did not hold equity-linked structured notes as of October 31, 2017.

H. Forward Currency Contracts:

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may use forward currency contracts to gain exposure to or economically hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market

Annual Report | October 31, 2017	23

Notes to Financial Statements (Continued)
October 31, 2017

value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward contract is closed, a Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. The Fund’s forward contracts are not subject to a master netting agreement or similar agreement. The Fund entered into forward currency contracts during the reporting period to economically hedge against changes in the value of foreign currencies. During the year ended October 31, 2017, the Fund entered into fourteen forward contracts. The average monthly principal amount for forward contracts held by the Fund throughout the period was $87,672,005. This is based on amounts held as of each month-end throughout the year. Forward currency contracts outstanding at year end, if any, are listed after the Fund’s Schedule of Investments.

I. Derivative Instruments:

The following tables provide information about the effect of derivatives on the Fund’s Statement of Assets and Liabilities and Statement of Operations as of and for the year ended October 31, 2017. The first table provides additional detail about the amounts and sources of unrealized appreciation/(depreciation) on derivatives at the end of the year. The second table provides additional information about the amounts and sources of net realized gain/(loss) and the change in net unrealized appreciation/(depreciation) resulting from the Fund’s derivatives during the year.

The effect of derivative instruments in the Statement of Assets and Liabilities as of October 31, 2017:

Derivatives	Statement of Assets and Liabilities Location	Unrealized Appreciation/ (Depreciation)
Forward Currency Contracts
Foreign exchange risk	Unrealized appreciation on forward currency contracts	$ 820,059
Foreign exchange risk	Unrealized depreciation on forward currency contracts	$(896,611)

The effect of derivative instruments in the Statement of Operations for the year ended October 31, 2017:

Derivatives	Statement of Operations Location	Net Realized Gain	Change in Net Unrealized Depreciation
Forward Currency Contracts
Foreign exchange risk	Net realized gain/(loss) from forward currency contracts	$5,916,347
Foreign exchange risk	Change in net unrealized appreciation/(depreciation) on forward currency contracts		$(3,743,530)

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2017 are as follows:

Purchases	Sales
$364,777,352	$458,240,182

The Fund did not have purchases and sales of U.S. Government Obligations during the year ended October 31, 2017.

4. Investment Advisory Agreement, Administration Agreement and Other Affiliated Transactions:

Alpine Woods Capital Investors, LLC (“Alpine Woods”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Alpine Woods receives an annual investment advisory fee of 1.00% based on the Fund’s average daily Managed Assets, computed daily and payable monthly. Managed Assets is defined as being “equal to the net asset value of the Fund’s common shares plus the principal amount of any borrowings for investment purposes that are outstanding and the liquidation preference of any preferred shares.”

State Street Bank and Trust Company (“SSBT”) serves as the custodian and fund accounting agent. The custodian is responsible for the safekeeping of the assets of the Fund and the fund accounting agent is responsible for calculating the Fund’s NAV. SSBT, as the Fund’s custodian and fund accounting agent, is paid on the basis of net assets and transaction costs of the Fund. SSBT also serves as the administrator for the Fund. SSBT, as the Fund’s administrator, is paid on the basis of net assets of the Fund.

Boston Financial Data Services, Inc. (“BFDS”) serves as the transfer agent to the Fund. BFDS is paid on the basis of net assets, per account fees and certain transaction costs.

24

Notes to Financial Statements (Continued)
October 31, 2017

Certain officers and trustees of the Funds are also officers and/or trustees of the Adviser. No interested trustee, who is deemed an interested person due to current or former service with the Adviser or an affiliate of the Adviser, receives compensation from the Funds.

5. Capital Transactions:

During the year ended October 31, 2016 and October 31, 2017, there were no shares repurchased.

6. Concentration of Risk:

The Fund invests a substantial amount of their assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITs). As a result, the Fund may be more affected by economic developments in the real estate industry than would a general equity fund.

7. Income Tax Information:

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share of the Fund.

Classification of Distributions:

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for Federal income tax purposes.

The tax character of the distributions paid by the Fund during the year ended October 31, 2017 were as follows:

Distributions paid from:
Ordinary Income	$51,244,771
Total	$51,244,771

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax reporting. The permanent differences are primarily due to differing treatment of gains (losses) related to foreign currency transactions, expired capital loss carryforward, tax treatment of spin-offs, and taxable overdistributions. Accordingly, for the year ended October 31, 2017, the effect of certain differences were reclassified. The Fund increased accumulated net investment by $45,889,107 and increased accumulated net realized loss by $281,308,854, and decreased paid in capital by $327,197,961. These differences were primarily due to the differing tax treatment of foreign currency and certain other investments. Net assets of the Fund were unaffected by the reclassifications.

As of October 31, 2017, the Fund utilized $72,743,304 of capital loss carryovers. As of October 31, 2017, the Fund had available for tax purposes unused capital loss carryovers of $67,561,774. As of October 31, 2018, the Fund had available for tax purposes unused capital loss carryovers of $32,169,593. During the year ended October 31, 2017, the Fund expired $296,867,529 of capital loss carryovers.

Under the Regulated Investment Company (“RIC”) Modernization Act of 2010, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused.

As of October 31, 2017, the components of distributable earnings on a tax basis were as follows:

Accumulated capital loss	$(99,731,367)
Unrealized appreciation	16,226,528
Total	$(83,504,839)

As of October 31, 2017 net unrealized appreciation/(depreciation) of investments, excluding foreign currency, based on Federal tax costs was as follows:

Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation/ (depreciation)
$537,200,019	$57,377,124	$(41,150,602)	$16,226,522

The differences between book and tax net unrealized appreciation and cost were primarily due to deferral of losses from wash sales and to the different tax treatment of certain other investments.

8. Line of Credit:

On December 1, 2010, the Fund entered into a lending agreement with BNP Paribas Prime Brokerage International Ltd. (“BNPP PB”) which allows the Fund to borrow on an uncommitted and secured basis. The terms of the lending agreement indicate the rate to be the Federal Funds rate plus 0.95% per annum on amounts borrowed. The BNPP PB facility provides a secured, uncommitted line of credit for the Fund where selected Fund assets are pledged against advances made to the Fund. The Fund has granted a security interest in all pledged assets used as collateral to the BNPP PB facility. The Fund is permitted to borrow up to 33.33% of the total assets for

Annual Report | October 31, 2017	25

Notes to Financial Statements (Continued)
October 31, 2017

extraordinary or emergency purposes. Additionally the Fund is permitted to borrow up to 10% of the managed assets for investment purposes, but in no event shall outstanding borrowings exceed 33.33% of total assets. On October 31, 2017, the amount available for investment purposes was $76,341,692. Either BNPP PB or the Fund may terminate this agreement upon delivery of written notice. During the year ended October 31, 2017, the average borrowing by the Fund was $23,797,553 with an average rate on borrowings of 1.88%. During the year ended October 31, 2017, the maximum borrowing by the Fund was $44,385,628. Interest expense related to the line of credit for the year ended October 31, 2017 was $453,947. As of October 31, 2017, there was no loan outstanding for the Fund.

9. Other Income:

Other income of $95,611 is recognized by the Fund as a result of a class action settlement related to improper foreign exchange contract transactions conducted the Fund’s former Custodian.

10. Subsequent Events:

Distributions: The Fund paid a distribution of $4,270,398 or $0.05 per common share on November 30, 2017 to common shareholders of record on November 22, 2017.

The Fund will also pay a distribution of $4,270,398 or $0.05 per common share payable on December 29, 2017 to common shareholders of record on December 21, 2017.

At a meeting held December 14th, 2017 the Board of Trustees has approved a new investment advisory agreement with Aberdeen Asset Managers Limited (“AAML”) and subadvisory agreement with Aberdeen Asset Management Inc. (“AAMI”), subject to approval by each Fund’s shareholders of the investment advisory agreement. If shareholders approve the new investment advisory and subadvisory agreements, AAML will become the investment adviser and AAMI will become the subadviser of the Fund and will assume responsibility for the design and implementation of the Fund’s investment program.

A special meeting of shareholders of the Fund is scheduled to be held on March 14, 2018 (the “Special Meeting”) to consider the new advisory arrangements at which shareholders of record on December 14, 2017 will be entitled to vote.

26

Report of Independent Registered Public Accounting Firm
October 31, 2017

To the Shareholders and Board of Trustees of
Alpine Global Premier Properties Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Alpine Global Premier Properties Fund (the “Fund”) as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended October 31, 2014 were audited by another independent registered public accounting firm whose report, dated December 29, 2014, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Alpine Global Premier Properties Fund at October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with U.S. generally accepted accounting principles.

New York, NY

December 22, 2017

Annual Report | October 31, 2017	27

Additional Information (Unaudited)
October 31, 2017

Dividend Reinvestment Plan

Unless the registered owner of common shares elects to receive cash by contacting Boston Financial Data Services, Inc. (the “Plan Administrator”), all dividends or other distributions (together, “Dividends” and each, a “Dividend”) declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Shareholders who are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all Dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. If you hold your shares through a broker, and you wish for all Dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the Fund’s shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any U.S. Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Federal and Other Income Taxes.” Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.

Additional Information (Unaudited) (Continued)
October 31, 2017

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the NAV, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the NAV.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or question concerning the Plan should be directed to the Plan Administrator, Boston Financial Data Services, Inc., c/o Alpine Closed-End Funds, PO Box 8128, Boston, MA 02266-8128 or by calling toll-free 1 (800) 617.7616.

Availability of Proxy Voting Information

The policies and procedures used in determining how to vote proxies relating to portfolio securities are available without a charge, upon request, by contacting the Fund at 1(800) 617.7616 and on the SEC’s web site at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by contacting the Fund at 1(800) 617.7616 and on the SEC’s web site at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1(800) 617.7616 and on the SEC’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1 (800) SEC.0330.

Designation Requirements

Of the distributions paid by the Fund from ordinary income for the year ended October 31, 2017, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.

Dividends Received Deduction	13.28%
Qualified Dividend Income	36.17%

Notice

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time its common shares in the open market.

Fund Governance

On September 28, 2017, the Board of Trustees of the Fund approved and adopted Amended and Restated By-Laws (“A&R By-Laws”) of the Fund. The A&R By-Laws are effective as of September 28, 2017. In summary, the A&R By-Laws update the processes, timing and procedures that shareholders of the Fund must follow (e.g., to require the shareholder who has made the proposal or nomination (or a qualified representative) to be present at the meeting where the proposed business is to be transacted), and specifies additional information that shareholders of the Fund must provide, when proposing trustee nominations at any annual or special meeting of shareholders or other business to be considered at an annual meeting of shareholders (e.g., a description of certain agreements, arrangements, understandings or other relationships between or among the trustee nominee and significant shareholders). The A&R By-Laws, in part, align the timing of submission of shareholder proposals or nominations with certain regulatory requirements. The A&R By-Laws now specify qualification requirements that trustee nominees must meet (e.g., age thresholds, disqualifying conduct, other directorships, relationships to other investments advisers and others). It also sets forth the exclusive forum for certain litigation in the State of Delaware. The A&R By-Laws were filed as an exhibit to the 8-K filed on October 4, 2017.

On September 28, 2017, the Board of Trustees of the Fund also approved and adopted an updated Nominating and Corporate Governance Committee Charter (the “Charter”). The Charter was updated to include additional information regarding the procedures that shareholders of the Fund must follow when proposing Trustee candidates directly to the Nominating and Corporate Governance Committee. It was also updated to specify qualification requirements that the Trustee candidates must meet in order to be considered by the Nominating and Corporate Governance Committee. The Charter can be found on the Fund’s website at www.alpinefunds.com.

Annual Report | October 31, 2017	29

Additional Information (Unaudited) (Continued)
October 31, 2017

The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by visiting www.alpinefunds.com.

INDEPENDENT TRUSTEES

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee
H. Guy Leibler (1954)	Independent Trustee	Indefinite, since the Trust’s inception	President, Simone Healthcare Development (since 2013); Private investor (since 2007).	12	Chairman Emeritus, White Plains Hospital Center (since 1988); Trustee of each of the Alpine Trusts (1996 to Present).**
Jeffrey E. Wacksman (1960)	Independent Trustee	Indefinite, since 2004	Partner, Loeb, Block & Partners LLP (law firm) (since 1994).	12	Director, International Succession Planning Association (since 2008); Director, Bondi Icebergs Inc. (women’s sportswear) (since 1994); Director, MH Properties, Inc. (a real estate holding com- pany) (since 1996); Trustee of each of the Alpine Trusts.**
Eleanor T.M. Hoagland (1951)	Independent Trustee	Indefinite, since October 2012	Principal, VCS Advisory, LLC (since 2011); Chief Compliance Officer and Senior Managing Director of Magni Asset Management LLC (since 2011) and Park Fifth Capital Management LLC (2011 to 2013).	12	Trustee of each of the Alpine Trusts.**

Additional Information (Unaudited) (Continued)
October 31, 2017

INTERESTED TRUSTEE & OFFICERS

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex*	Other Directorships Held by Trustee
Samuel A. Lieber*** (1956)	Interested Trustee and President	Indefinite, since the Trust’s inception	Chief Executive Officer, Alpine Woods Capital Investors, LLC (since 1997); President of Alpine Trusts (since 1998).	12	Trustee of each of the Alpine Trusts.**
Stephen A. Lieber**** (1925)	Vice President	Indefinite, since the Trust’s inception	Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC (since 1999).	12	N/A
Kenneth Corrado (1964)	Chief Compliance Officer	Indefinite, since July 2013	Chief Compliance Officer, Alpine Woods Capital Investors, LLC (since July 2013); Independent Compliance Consultant (2012 to 2013); Vice President and Deputy Chief Compliance Officer, Artio Global Management, LLC (2007 to 2012).	12	N/A
Ronald G. Palmer, Jr. (1968)	Chief Financial Officer	Indefinite, since 2010	Chief Financial Officer, Alpine Woods Capital Investors, LLC (since January 2010).	12	N/A
Joe C. Caruso (1971)	Treasurer	Indefinite, since July 2013	Fund Accountant, Alpine Woods Capital Investors, LLC since 2011; Independent Tax Consultant (2010 to 2011); Assistant Vice President Global Fund Services, Deutsche Bank AG (2009 to 2010).	12	N/A
Andrew Pappert (1980)	Secretary	Indefinite, since 2009	Director of Fund Operations, Alpine Woods Capital Investors, LLC (since September 2008).	12	N/A

*	Alpine Woods Capital Investors, LLC currently manages twelve portfolios within the six investment companies that comprise the Alpine Trusts. The Alpine Equity Trust, Alpine Series Trust and Alpine Income Trust are each registered as an open-end management investment company. The Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund and Alpine Global Premier Properties Fund are each registered as a closed-end management investment company. The Trustees currently oversee twelve portfolios within the six Alpine Trusts.

**	The Trustees are members of the Board of Trustees for each of the Alpine Equity Trust, Alpine Income Trust, Alpine Series Trust, Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund and Alpine Global Premier Properties Fund (the “Alpine Trusts”).

***	Denotes Trustees who are “interested persons” of the Trust or Fund under the 1940 Act.

****	Stephen A. Lieber is the father of Samuel A. Lieber.

Annual Report | October 31, 2017	31

Investor	1(800) 617.7616
Information	www.alpinefunds.com

Trustees

Samuel A. Lieber
Eleanor T.M. Hoagland
H. Guy Leibler
Jeffrey E. Wacksman

Investment Adviser

Alpine Woods Capital Investors, LLC
2500 Westchester Ave., Suite 215
Purchase, NY 10577

Administrator &
Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, MA 02171

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young, LLP
5 Times Square
New York, NY 10019

Fund Counsel

Willkie Farr & Gallagher LLP
787 7th Ave.
New York, NY 10019

SHAREHOLDER | INVESTOR INFORMATION

1(800) 617.7616
www.alpinefunds.com

Item 2. Code of Ethics

(a)	The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics described in Item 2(b) of Form N-CSR.

(d)	The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions that relates to any element of the code of ethics described in Item 2(b) of Form N-CSR.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as EX-99.CODE ETH hereto.

Item 3. Audit Committee Financial Expert

(a)(1)	The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	The Board of Trustees has determined that H. Guy Leibler is an audit committee financial expert. Mr. Leibler is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR. It has been determined that Mr. Leibler qualifies as an audit committee financial expert based on his substantial experience as a senior executive of an operating company actively supervising principal financial officers in the preparation of financial statements, other board service, as well as his educational background.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal year 2016 was $81,141 and $94,932 for fiscal year 2017.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item was $0 in fiscal year 2016 and $0 in fiscal year 2017.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning was $18,032 in fiscal year 2016 and $17,409 in fiscal year 2017. Services for which fees in the Tax Fees category are billed include the principal accountant’s review of the registrant’s U.S. federal income tax returns and the required state corporate income tax returns, as well as the principal accountant’s review of excise tax distribution calculations.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item was $0 in fiscal year 2016 and $0 in fiscal year 2017.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee, which may include the approval of certain services up to an amount determined by the audit committee. Any services that would exceed that amount would require additional approval of the audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant was $0 in fiscal year 2016 and $0 in fiscal year 2017.

(h)	Not applicable. There were no non-audit services rendered to the Registrant in the fiscal year 2017.

Item 5. Audit Committee of Listed Registrants

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act which is comprised of the following members:

Eleanor T.M. Hoagland

H. Guy Leibler

Jeffrey E. Wacksman

Item 6. Schedule of Investments

(a)	Schedule of Investments is included as part of Item 1 of the Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Registrant’s proxy voting policies and procedures are attached hereto as Exhibit 13(a)(4).

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1)

Name	Title	Length of Service	Business Experience 5 Years
Samuel A. Lieber	Portfolio Manager	Since Inception	Chairman, President (2006-present), Founder, Alpine Woods Capital Investors, LLC (2003-present)
Joel E.D. Wells	Portfolio Manager	Since November 2010	Portfolio Manager, Alpine Emerging Markets Real Estate Fund (2008 – present), Alpine Global Realty Growth & Income Fund (2015 – Present); Equity Real Estate Markets Analyst at Wachovia Capital (2004-2006)
Bruce Ebnother	Portfolio Manager	Since September 2011	Portfolio Manager, Alpine Global Premier Properties Fund (2011 – present); Alpine Global Realty Growth & Income Fund (2015 – Present) UBS Global Asset Management, Portfolio Manager (1996-2010)

(a)(2) Other Accounts Managed as of December 15, 2017

			Advisory Fee Based on Performance
Type of Accounts	Number of Accounts	Total Assets ($ in millions)	Number of Accounts	Total Assets	Material Conflicts if Any

Samuel A. Lieber
Registered Investment Companies	2	136	0	0	See below(1)
Other Pooled Accounts	1	236	0	0
Other Accounts	0	0	0	0
Joel E.D. Wells
Registered Investment Companies	0	0	0	0	See below(1)
Other Pooled Accounts	0	0	0	0
Other Accounts	0	0	0	0
Bruce Ebnother
Registered Investment Companies	0	0	0	0	See below(1)
Other Pooled Accounts	0	0	0	0
Other Accounts	0	0	0	0

(1) Conflicts of interest may arise because the Fund’s Portfolio Managers have day-to-day management responsibilities with respect to both the Fund and various other accounts. These potential conflicts include:

Limited Resources. The Portfolio Managers cannot devote their full time and attention to the management of each of the accounts that they manage. Accordingly, the Portfolio Managers may be limited in their ability to identify investment opportunities for each of the accounts that are as attractive as might be the case if the Portfolio Managers were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where the accounts have different investment strategies.

Limited Investment Opportunities. Other clients of the Alpine Woods Capital Investors LLC (the “Adviser”) may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that it believes is equitable to the accounts involved, including the Fund. When two or more clients of the Adviser are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

Different Investment Strategies. The accounts managed by the Portfolio Managers have differing investment strategies. If the Portfolio Managers determine that an investment opportunity may be appropriate for only some of the accounts or decide that certain of the accounts should take different positions with respect to a particular security, the Portfolio Managers may effect transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts.

Variation in Compensation. A conflict of interest may arise where the Adviser is compensated differently by the accounts that are managed by the Portfolio Managers. If certain accounts pay higher management fees or performance- based incentive fees, the Portfolio Managers might be motivated to prefer certain accounts over others. The Portfolio Managers might also be motivated to favor accounts in which they have a greater ownership interest or accounts that are more likely to enhance the Portfolio Managers’ performance record or to otherwise benefit the Portfolio Managers.

Selection of Brokers. The Portfolio Managers may select the brokers that execute securities transactions for the accounts that they supervise. In addition to executing trades, some brokers provide the Portfolio Managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The Portfolio Managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the accounts that they manage, since the research and other services provided by brokers may be more beneficial to some accounts than to others.

Where conflicts of interest arise between the Fund and other accounts managed by the Portfolio Managers, the Portfolio Managers will use good faith efforts so that the Fund will not be treated materially less favorably than other accounts. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the Portfolio Managers. In such instances, securities will be allocated in accordance with the Adviser’s trade allocation policy.

(a)(3) Portfolio Manager Compensation as of December 31, 2017

Portfolio manager compensation is comprised of a fixed base salary and a bonus. The base salary is not based on the value of assets managed, but rather on the individual portfolio manager’s experience and responsibilities. The bonus also varies by individual, and is based upon criteria that incorporate management’s assessment of the Fund’s performance relative to returns of comparable mutual funds tracked by Lipper Analytical Services, Inc., Morningstar or Bloomberg LLP, as well the portfolio manager’s corporate citizenship and overall contribution to the Firm.

(a)(4) Dollar Range of Securities Owned as of December 15, 2017

Portfolio Manager	Dollar Range of Equity Securities Held in Registrant[1]
Samuel A. Lieber	Over $1,000,000
Joel E.D. Wells	$10,001 - $50,000
Bruce Ebnother	None

1 “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10. Submission of Matters to a Vote of Security Holders

Since the last proxy statement for the Fund, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11. Controls and Procedures

(a)	The Registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a)	The fund does not lend securities.

(b)	Not applicable.

Item 13. Exhibits

(a)(1)	The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto as EX-99.CODE ETH.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3)	No such written solicitations were sent or given during the period covered by the report by or on behalf of the Registrant.

(a)(4)	The Registrant’s Proxy Voting Policies and Procedures are attached hereto in response to Item 7 as EX-99.PROXYPOL.

(b)	The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

(c)	Notices to shareholders regarding the Fund’s distributions attached hereto as Exhibit 13(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Global Premier Properties Fund

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	January 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

By:	/s/ Ronald G. Palmer, Jr.
Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date:	January 5, 2018